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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

                               0-5680 56-0506342
                            ------ ----------------
           (Commission File No.) (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02  -  Results of Operations and Financial Condition.

The Company issued a press release on August 17, 2005 reporting its operating results for the quarter ended July 2, 2005. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits. See Exhibit No. 99.1, Press Release issued August 17, 2005, attached hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 17, 2005                     BURKE MILLS, INC.


                                           By:/s/Thomas I. Nail
                                           --------------------------
                                           Thomas I. Nail
                                           President and COO

                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit

99.1               Press Release issued August 17, 2005

EXHIBIT 99.1

                                BURKE MILLS, INC.
                                   VALDESE, NC
                                  PRESS RELEASE

                  BURKE MILLS ANNOUNCES SECOND QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and twenty-six weeks ended July 2, 2005.

Net sales for the thirteen weeks ending July 2, 2005 decreased by 2.0% to $6,579,000 compared to $6,710,000 for the second quarter of 2004.

The Company recorded a net loss of ($659,000) for the thirteen week period compared to a net loss of ($84,000) for the same period in 2004. This resulted in a net loss per share of ($.24) compared to net loss of ($.03) in 2004.

Net sales for the twenty-six week period ending July 2, 2005 increased by 3.1% to $13,717,000 compared to $13,311,000 in 2004. The Company recorded a net loss for the period of ($966,000) compared to a net loss of ($546,000) in 2004. This resulted in a net loss per share of ($0.35) versus ($0.20) in 2004.


            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)

                              Thirteen Weeks Ended    Twenty-six Weeks Ended
                             -----------------------  -----------------------
                                         Restated                    Restated
                             July 2,     July 3,       July 2,       July 3,
                              2005        2004          2005          2004
                             ------      ------        ------        ------
Net Sales                 $6,579,173    $6,709,965  $13,717,219    $13,310,580
                          -----------  -----------  -----------    -----------
Cost and Expenses
  Cost of Sales            6,698,318     6,295,499    13,585,730   $12,696,609
                          -----------  -----------   -----------   -----------
  Gross Profit (Loss)       (119,145)      414,466       131,489       613,971

  Selling, General and
  Administrative Expenses    561,511       559,897     1,180,272     1,199,188
  Gain on disposal of
    property assets              -0-         4,023       100,625         4,023
                          -----------   -----------  -----------  ------------

Operating Loss              (680,656)     (141,408)     (948,158)     (581,194)
                          -----------   -----------  ------------  -----------
Other Income
  Interest Income              1,010           292         3,420           467
  Miscellaneous                  309        28,662           486        16,161
                          -----------  -----------   ------------  -----------
    Total                      1,319        28,954         3,906        16,628
                          -----------  -----------   ------------  -----------
Other Expenses
  Interest Expense               -0-           191           244           743
                          -----------  -----------   ------------  -----------

Loss before Provision for
  Income Taxes and Equity in
  Net Earnings of Affiliate (679,337)     (112,645)    (944,496)      (565,309)

Provision (Credit) for
  Income Taxes                   -0-       (29,000)         -0-       (318,000)
                          -----------   -----------  ------------  -----------
Loss before Equity in Net
  Earnings of Affiliate     (679,337)      (83,645)    (944,496)      (247,309)

Equity in Net Income
  (Loss) of Affiliate         20,186           -0-       (21,314)     (298,180)
                          -----------   -----------  ------------  -----------
Net Loss                    (659,151)      (83,645)     (965,810)     (545,489)

Retained Earnings at
   Beginning of Period     4,569,037     6,120,995     4,875,696     6,582,839
                          -----------   -----------   -----------  -----------
Retained Earnings at End
  of Period               $3,909,886    $6,037,350   $ 3,909,886    $6,037,350
                          ==========    ==========   ===========    ==========

Loss Per Share            $   (0.24)    $   (0.03)   $   (0.35)     $   (0.20)
                          ==========   ===========   ==========     ==========


                            CONDENSED BALANCE SHEETS

                                                 July 2         January 1
                                               (Unaudited)        2005
                                                --------         --------
             ASSETS
Current Assets
  Cash and cash equivalents                  $   187,561       $   316,745
  Accounts receivable                          3,507,788         3,064,365
  Inventories                                  1,577,258         1,640,983
  Prepaid expenses and other current assets      145,785           112,580
                                              -----------      -----------
   Total Current Assets                        5,418,392         5,134,673
                                              -----------      -----------

Equity Investment in Affiliate                       -0-           196,300
                                              -----------      -----------

Property, plant & equipment - at cost         29,738,403        29,848,475
  Less: accumulated depreciation              24,249,693        23,724,193
                                              -----------      -----------
       Property, Plant and Equipment- Net      5,488,710         6,124,282
                                              -----------      -----------
Other Assets                                      16,575            16,575
                                              -----------      -----------
Total Assets                                  $10,923,677      $11,471,830
                                              ===========      ===========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                            $ 1,744,847      $ 1,465,630
  Accrued salaries and wages                      169,558           89,847
  Other liabilities and accrued expenses          178,866          120,137
                                               ----------      -----------
        Total Current Liabilities               2,093,271        1,675,614
                                              -----------      -----------

Total Liabilities                             $ 2,093,271      $ 1,675,614
                                              -----------      -----------
Commitments and contingencies                 $      -0-       $       -0-

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                       1,809,171        1,809,171
  Paid-in capital                               3,111,349        3,111,349
  Retained earnings                             3,909,886        4,875,696
                                              -----------      -----------
         Total Shareholders' Equity             8,830,406        9,796,216
                                              -----------      -----------
                                              $10,923,677      $11,471,830
                                              ===========      ===========

Burke Mills, Inc., is a processor of dyed, twisted, and textured yarns for the automotive, home and contract upholstery markets.